Exhibit 99.1

reAlpha Tech Corp. Announces Over 440% Increase in Revenue for the Quarter Ended September 30, 2024

DUBLIN, Ohio, November 12, 2024 - reAlpha Tech Corp. (Nasdaq: AIRE) (the “Company,” “reAlpha,”), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced financial results for the quarter ended September 30, 2024.

Third Quarter 2024 Financial Highlights:

●	Revenue was approximately $339,000 for the three months ended September 30, 2024, an increase of approximately 440% from the quarter ended June 30, 2024, and a 475% increase year-over-year (“YoY”).

●	Revenue exceeded the high end of the revenue growth guidance provided in the Company’s second quarter earnings release by 274%.

●	Cash and cash equivalents of approximately $7.07 million as of September 30, 2024.

●	Net loss was approximately $(2.10) million for the three months ended September 30, 2024.

●	Adjusted EBITDA was approximately $(1.36) million, a decrease of 19% from the quarter ended June 30, 2024, and an 86% decrease YoY.

Outlook for Quarter Ending December 31, 2024

reAlpha’s revenue for the quarter ended September 30, 2024, exceeded the high end of the revenue growth guidance provided in reAlpha’s second quarter earnings release by 274%, and reAlpha expects to achieve the following results for the quarter ending December 31, 2024:

●	Revenue to grow 130% to 190% from the quarter ended September 30, 2024.

●	Completion of integration of Be My Neighbor (acquired September 2024) into reAlpha’s business.

Mike Logozzo, President and Chief Operating Officer of reAlpha, commented: “Our acquisition-led growth strategy continues to drive positive results, as demonstrated by an over 440% quarter-over-quarter revenue increase. We’re excited to build on this momentum by further investing in AI technology and acquisitions to further accelerate our growth trajectory.”

reAlpha intends to continue investing in technologies to commercialize them for the general public, and to target and acquire companies to fuel additional growth.

Business Highlights

●	Completed reAlpha’s 5th acquisition: Be My Neighbor, a mortgage brokerage licensed in 27 U.S. states. Since inception in 2018, they have achieved an aggregate of $566 million in total loan volume across 1,760 loans. This acquisition expanded reAlpha’s real estate services by adding the ability to get a mortgage or refinance through the platform.

●	Launched the reAlpha Super App for mobile devices, bringing an end-to-end, commission-free real estate homebuying experience to mobile users.

●	Launched reAlpha AI Labs, a research and development investment initiative to foster partnerships and potentially invest in AI startups. reAlpha AI Labs made its first investment this quarter into Xmore AI, a cybersecurity AI company. This initiative seeks to support the growth of early-stage AI companies, creating technology that aligns closely with reAlpha’s long-term vision.

●	Acquired AiChat Pte. Ltd. (“AiChat”), an award-winning AI-powered chat solution provider. This scaled the Company’s global presence to 10 countries, including Singapore and Malaysia. AiChat’s capabilities are also being integrated into the reAlpha platform to enhance its user experience.

●	Completed the integration of AiChat and Hyperfast.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.realpha.com.

About the reAlpha Platform

reAlpha (previously called “Claire”), announced on April 24, 2024, is reAlpha’s generative AI-powered, commission-free, homebuying platform. The tagline: No fees. Just keys.™ – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

reAlpha’s introduction aligns with major shifts in the real estate sector after the National Association of Realtors agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. The reAlpha platform offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the homebuying process.

Homebuyers using the reAlpha platform’s conversational interface will be able to interact with Claire, reAlpha’s AI buyer’s agent, to guide them through every step of their homebuying journey, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable, and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, the reAlpha platform is under limited availability for homebuyers located in 20 counties in Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information, please visit www.reAlpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, expected revenue in future periods, planned acquisitions, business strategy and plans, objectives of management for future operations of reAlpha, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of its acquired companies into its existing business and the anticipated demand for such acquired companies’ services; reAlpha’s ability to successfully identify and acquire companies that are complementary to its business model; reAlpha’s ability to commercialize its developing AI-based technologies; the inability to maintain and strengthen reAlpha’s brand and reputation; any accidents or incidents involving cybersecurity breaches and incidents; the inability to accurately forecast demand for short-term rentals and AI-based real estate-focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; the inability of reAlpha to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against reAlpha; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in our U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

investorrelations@realpha.com

Media Contact

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca

REALPHA TECH CORP.

Condensed Consolidated Balance Sheet

September 30, 2024 and December 31, 2023

	September 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Current Assets
Cash	$7,076,877	$6,456,370
Accounts receivable	171,781	30,630
Prepaid expenses	49,535	242,795
Other current assets	687,287	670,499
Total current assets	7,985,480	7,400,294

Property and Equipment, at cost
Property and equipment, net	105,980	328,539

Other Assets
Investments	215,000	115,000
Other long term assets	31,250	406,250
Intangible assets, net	4,082,925	997,962
Goodwill	21,410,467	17,337,739
Capitalized software development - work in progress	359,720	839,085
TOTAL ASSETS	$34,190,822	$27,424,869

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$614,512	$461,875
Related party payables	5,539	-
Short term loans - related parties -current portion	128,225	-
Short term loans - unrelated parties -current portion	675,400	190,095
Notes payable, net of discount -current portion	3,330,000	-
Accrued expenses	1,190,273	817,114
Deferred consideration - current portion	1,805,525	-
Total current liabilities	7,749,474	1,469,084

Long-Term Liabilities
Deferred liabilities	1,000,000	1,000,000
Mortgage and other long term loans - related parties - net of current portion	67,671	-
Mortgage and other long term loans - unrelated parties - net of current portion	276,371	247,000
Note payable, net of discount and current portion	1,458,125	-
Other long term liabilities	1,086,000	-
Total liabilities	11,637,641	2,716,084

Stockholders’ Equity (Deficit)
Preferred stock, $0.001 par value; 5,000,000 shares authorized, 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023	-	-
Common stock ($0.001 par value; 200,000,000 shares authorized, 45,570,967 shares outstanding as of September 30, 2024; 200,000,000 shares authorized, 44,122,091 shares outstanding as of December 31, 2023)	45,572	44,123
Additional paid-in capital	39,770,353	36,899,497
Accumulated deficit	(17,233,742)	(12,237,885)
Accumulated other comprehensive loss	(33,917)	-
Total stockholders’ equity (deficit) of reAlpha Tech Corp.	22,548,266	24,705,735
Non-controlling interests in consolidated entities	4,915	3,050
Total stockholders’ equity (deficit)	22,553,181	24,708,785
TOTAL LIABILITIES AND STOCKOLDERS’ EQUITY	$34,190,822	$27,424,869

REALPHA TECH CORP.

Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income

For the Three and Nine Months Ended September 30, 2024 and 2023 (unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023

Revenues	$339,227	$59,022	$422,006	$225,300
Cost of revenues	113,361	30,360	139,687	149,518
Gross Profit	225,866	28,662	282,319	75,782
Operating Expenses
Wages, benefits and payroll taxes	779,561	272,060	1,674,647	754,503
Repairs & maintenance	1,537	29,081	3,132	58,187
Utilities	2,555	5,665	5,197	17,538
Travel	75,424	15,552	186,705	68,751
Dues & subscriptions	37,491	8,434	74,234	44,719
Marketing & advertising	243,362	30,976	451,103	177,645
Professional & legal fees	441,569	230,899	1,222,086	881,197
Depreciation & amortization	163,439	14,628	304,222	85,874
Other operating expenses	170,548	150,206	485,068	268,621
Total operating expenses	1,915,486	757,501	4,406,394	2,357,035
Operating Loss	(1,689,620)	(728,839)	(4,124,075)	(2,281,253)
Other Income (Expense)

Gain on sale of myAlphie	-	-	-	5,502,774
Interest expense (income)	(119,485)	(31,272)	(130,607)	(122,291)
Other expense (income)	(289,469)	(17,496)	(741,249)	(87,294)
Total other (expense) income	(408,954)	(48,768)	(871,856)	5,293,189
Net (Loss) Income	(2,098,574)	(777,607)	(4,995,931)	3,011,936
Less: Net (Loss) Income Attributable to Non-Controlling Interests	(26)	194	(74)	235
Net (Loss) Income Attributable to Controlling Interests	$(2,098,548)	$(777,801)	$(4,995,857)	$3,011,701
Other comprehensive (loss) income
Foreign currency translation adjustments	(33,917)	-	(33,917)	-
Total other comprehensive loss	(33,917)	-	(33,917)	-
Comprehensive (Loss) Income Attributable to Controlling Interests	$(2,132,465)	$(777,801)	$(5,029,774)	$3,011,701
Net (loss) Income per share — basic	$(0.05)	$(0.02)	$(0.11)	$0.07
Net (loss) Income per share — diluted	$(0.05)	$(0.02)	$(0.11)	$0.07
Weighted-average outstanding shares — basic	44,372,982	42,522,091	44,240,099	42,054,625
Weighted-average outstanding shares — diluted	45,135,287	42,522,091	44,496,055	42,054,625

REALPHA TECH CORP.

Condensed Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2024, and 2023 (unaudited)

	For the Nine Months Ended September 30, 2024	For the Nine Months Ended September 30, 2023

Cash Flows from Operating Activities:
Net (loss) income	$(4,995,931)	$3,011,936
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Non-cash items
Depreciation and amortization	304,222	85,874
Stock based compensation - employees	207,454	-
Stock based compensation - services	108,647	-
Write-off of capitalized software costs	145,746	-
Commitment fee expenses	375,000	-
Gain on sale of properties	(31,392)	-
Gain on previously held equity	(20,663)	-
Gain on sale of myAlphie	-	(5,502,774)
Changes in operating assets and liabilities:
Accounts receivable	150,736	156,884
Prepaid expenses	193,260	40,571
Other current assets	(6,843)	(141,237)
Accounts payable	(59,178)	(414,657)
Accrued expenses	(177,148)	(61,912)
Total adjustments	1,189,841	(5,837,251)
Net cash used in operating activities	(3,806,090)	(2,825,315)

Cash Flows from Investing Activities:
Proceeds from sale of properties	78,000	268,684
Additions to property, plant & equipment	(8,781)	(52,604)
Cash paid to acquire business	(20,464)	(25,000)
Capitalized software development - work in progress	(417,024)	209,250
Net cash (used in) provided by investing activities	(368,269)	400,330

Cash Flows from Financing Activities:
Proceeds from issuance of debt	5,000,000	14,735
Payments of debt	(205,134)	(347,226)
Proceeds from issuance of common stock	-	437,574
Net cash provided by financing activities	4,794,866	105,083
Net increase (decrease) in cash	620,507	(2,319,902)

Cash - Beginning of Period	6,456,370	2,989,782
Cash - End of Period	$7,076,877	$669,880

Reconciliation of Cash
Cash	$7,076,877	$669,880
Restricted cash	-	-
Total cash	$7,076,877	$669,880
Supplemental Disclosure of Cash Flow Information
Interest expense	$130,607	$122,291

Noncash Investing and Financing Activities:
Additional Paid-In Capital for Agreed Share Issuance for AiChat Acquisition	1,022,975	-
Share Issuance for Be My Neighbor Acquisition	1,514,000
Deferred Consideration for Agreed Investment of Xmore AI	125,000
Shares Issued to Settle Notes Payable in myAlphie sale		150,000
Share Issuance for Rhove Acquisition		13,120,250

Explanatory Notes on Use of Non-GAAP Financial Measures

To supplement reAlpha’s financial information presented in accordance with U.S. GAAP (“GAAP”), reAlpha believes “Adjusted EBITDA” and “Net income per share,” both “non-GAAP financial measures,” as such term is defined under the rules of the SEC, are useful in evaluating its operating performance. reAlpha uses Adjusted EBITDA and Net income per share to evaluate its ongoing operations and for internal planning and forecasting purposes. reAlpha believes that these non-GAAP financial measures may be helpful to investors because they provide consistency and comparability with past financial performance. However, these non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in reAlpha’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of reAlpha’s non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not to rely on any single financial measure to evaluate reAlpha’s business.

reAlpha reconciles its non-GAAP financial measure of Adjusted EBITDA to its net income, adjusted to exclude interest expense, depreciation and amortization, share-based compensation, and certain charges or gains resulting from non-recurring events.

reAlpha reconciles its non-GAAP financial measure of Net income per share to its net income, adjusted to exclude provision for depreciation and amortization of certain intangible assets, share-based compensation and certain charges or gains resulting from non-recurring events.

The following tables provide a reconciliation of net income to Adjusted EBITDA and Net income per share, respectively:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Net (Loss) Income	$(2,098,574)	$(777,607)	$(4,995,931)	$3,011,936
Adjusted to exclude the following
Depreciation and amortization	163,439	14,628	304,222	85,874
Gain on sale of myAlphie	-	-	-	(5,502,774)
Interest expense	119,881	31,279	131,723	122,470
Share-based compensation (1)	113,037	-	207,454	356
GEM commitment fee (2)	125,000	-	375,000	-
Acquisition related expense (3)	178,678	-	363,426	103,519
Gain on previously held equity (4)	108,382	-	(20,663)	-
Original issue discount	36,250	-	36,250	-
Adjusted EBITDA	$(1,253,907)	$(731,700)	$(3,598,519)	$(2,178,619)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Net (Loss) Income	$(2,098,574)	$(777,607)	$(4,995,931)	$3,011,936
Adjusted to exclude the following
Amortization of intangible assets	126,056	-	254,917	71,245
Gain on sale of myAlphie	-	-	-	(5,502,774)
Share-based compensation (1)	113,037	-	207,454	356
GEM commitment fee (2)	125,000	-	375,000	-
Acquisition related expense (3)	178,678	-	363,426	103,519
Gain on previously held equity (4)	108,382	-	(20,663)	-
Net income used to compute net income per share, diluted	$(1,447,420)	$(777,607)	$(3,815,797)	$(2,315,718)
Weighted-average shares used to compute net income (loss) per share, diluted	45,135,287	42,522,091	44,496,055	42,054,625
Net income per share, diluted	(0.03)	(0.02)	(0.09)	(0.06)

(1)	Compensation provided to employees and board members and for services through share-based awards, which is recognized as a non-cash expense.

(2)	This pertains to the commitment fee of $1 million incurred in connection with the equity facility we have in place with GEM Global Yield LLC SCS and GEM Yield Bahamas Limited.

(3)	Expenses related to acquisitions, including professional and legal fees, which are excluded from GAAP financial measures to provide a clearer view of ongoing operational performance.

(4)	Represents the gain from the fair value measurement of previously held equity interests, which is recognized as a non-operational item and treated as a non-GAAP measure.